                                                                    EXHIBIT 32.2






              SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER


         In connection with the Quarterly Report of Ladenburg Thalmann Financial Services Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Salvatore Giardina, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







August 14, 2003                            /s/ SALVATORE GIARDINA
                                           -------------------------------------
                                           Salvatore Giardina
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)